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                      BOATMEN'S NATIONAL BANK OF ST. LOUIS          Exhibit 99
             MONTHLY SERVICING REPORT -- BOATMEN'S AUTO TRUST 1995-A
                      APRIL 1, 1997 THROUGH APRIL 30, 1997





A. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
(A) Total Portfolio Balance			                             		 	$303,441,223.00
(B) Class A-1 Notes
    (i)   Class A-1 Notes Percentage                              						28.11%
    (ii)  Class A-1 Notes Balance                         						$85,300,000.00
    (iii) Class A-1 Notes Rate                                   						5.7725%
(C) Class A-2 Notes
    (i)   Class A-2 Notes Percentage	                              					34.41%
    (ii)  Class A-2 Notes Balance				                        		$104,427,000.00
    (iii) Class A-2 Notes Rate                                    					 	5.90%
(D) Class A-3 Notes
    (i)   Class A-3 Notes Percentage                              						33.47%
    (ii)  Class A-3 Notes Balance	                        					$101,576,574.00
    (iii) Class A-3 Notes Rate                                    				 		6.10%
(E) Class B Certificate
    (i)   Class B Certificates Percentage	                          					4.00%
    (ii)  Class B Certificates Balance                    						$12,137,649.00
    (iii) Class B Certificates Rate                                						6.35%
(F) Servicing Fee Rate		                                             				1.00%
(G) Weighted Average Coupon (WAC)	                                  					8.51
(H) Weighted Average Original Maturity (WAOM)               				54.09   months
(I) Weighted Average Remaining Maturity (WAM)					             	42.79   months
(J) Number of Receivables                                         						32,378
(K) Reserve Account
    (i)   Reserve Account Initial Deposit Percentage					               	2.00%
    (ii)  Reserve Account Initial Deposit					                  	$6,068,825.00
    (iii) Specified Reserve Account Balance (K(iii)(c) if 1.25% loss and delinq triggers hit - otherwise greater of K(iii)(a or b))
          (a) Percent of Initial Pool Balance	                      					2.00%
          (b) Percent of Remaining Pool Balance	                    					3.25%
          (c) Trigger Percent of Remaining Pool Balance	                	6.00%

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
(A) Total Portfolio Balance	                              					$110,874,857.34
(B) Total Note and Certificate Pool Factor		                     				0.3653915
(C) Class A-1 Notes
    (i)  Class A-1 Notes Balance                                   						$0.00
    (ii) Class A-1 Notes Pool Factor					                           	0.0000000
(D) Class A-2 Notes
   	(i) Class A-2 Notes Balance                                    						$0.00
    (ii) Class A-2 Notes Pool Factor	                           					0.0000000
(E) Class A-3 Notes
    (i)  Class A-3 Notes Balance					                          	$98,737,208.34
    (ii) Class A-3 Notes Pool Factor	                           					0.9720470
(F) Class B Certificates
    (i)  Class B Certificates Balance						                     $12,137,649.00
    (ii) Class B Certificates Pool Factor					                      	1.0000000
(G) Reserve Account Balance                                						$6,068,824.46
(H) Cumulative Net Losses for All Prior Periods	               		$1,506,697.81
(I) Net Loss Ratio for Second Preceding Period		                     				0.66%
(J) Net Loss Ratio for Preceding Period                            						0.60%
(K) Delinquency Ratio for Second Preceding Period		                  				0.62%
(L) Delinquency Ratio for Preceding Period		                         				0.56%
(M) Weighted Average Coupon (WAC)                                  						8.56%
(N) Weighted Average Remaining Maturity (WAM)	          	       	28.5  	months
(O) Number of Receivables		                                         				18,559




C. INPUTS FROM THE MAINFRAME
----------------------------

(A) Simple Interest Receivables Principal
    (i)   Principal Collections					                	$6,904,474.67
    (ii)  Not Used			                                      			0.00
    (iii) Repurchased Loan Proceeds Related to Principal						0.00
    (iv) Other Refunds Related to Principal	             					0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections					                    	738,590.67
    (ii)  Repurchased Loan Proceeds Related to Interest					 	0.00
(C) Weighted Average Coupon (WAC)				                      		8.56%
(D) Weighted Average Remaining Maturity (WAM)	          					27.87	months
(E) Remaining Number of Receivables					                   	17,705
(F) Delinquent Receivables
	                                  	Dollar Amount 	      	#  Units
                                  ----------------       ----------
    (i)  30-59 Days Delinquent	       	1	,740,902  	1.68%    	288 		     1.63%
    (ii)  60-89 Days Delinquent		       		503,534  	0.48%     	72 	     	0.41%
    (iii) 90 Days or More Delinquent	  			174,149  	0.17%     	25       	0.14%
 (G) Repossessions
                                				Dollar Amount 	      	#  Units
																                  -----------------      ------------
                                      		260,416    	0.25%     	31     	 	0.18%


D. INPUTS DERIVED FROM OTHER SOURCES
------------------------------------

(A) Reserve Account Investment Income 				            		$27,487.51
(B) Aggregate Net Losses before Liquidation
    Proceeds and Recoveries for Collection Period					 	115,400.47
(C) Liquidated Receivables Information
    (i)   Not Used				                                      		0.00
    (ii)  Not Used					                                      	0.00
    (iii) Recoveries on Previously Liquidated Contracts		41,167.89
(D) Aggregate Net Losses for Collection Period					     	74,232.58
(E) Actual Number of Days in Interest Period			           			30.00

I. COLLECTIONS
Interest:
(A) Interest Collections                         						$738,590.67
(B) Not Used		                                             			0.00
(C) Repurchased Loan Proceeds Related to Interest					       	0.00
(D) Recoveries from Prior Month Charge Offs			 		       	41,167.89
(E) Investment Earnings from the Reserve Account					   	27,487.51
(F) Total Interest Collections                    						807,246.07

Principal:
(G) Principal Payments Received		                				$6,904,474.67
(H) Not Used					                                            	0.00
(I) Repurchased Loan Proceeds Related to Principal					      	0.00
(J) Other Refunds Related to Principal					                  	0.00
(K) Total Principal Collections					                 	6,904,474.67

(L) Total Collections				                          		$7,711,720.74


II. DISTRIBUTIONS							                                        	Per $1,000 of
                                                     					 			Original Balance
                                                             -----------------
(A) Total Interest Collections				                   		$807,246.07
(B) Servicing Fee 				                                		$92,395.71      		0.30

Interest                                                 								Per $1,000 of
(C) Class A-1 Notes Monthly Interest							                  	Original Balance
                                                            -------------------
    (i)   Class A-1 Notes Monthly Interest Due         						$0.00         		0
    (ii)  Class A-1 Notes Monthly Interest Paid
          (after reserve fund draw)		                     				0.00 	        	0
                                                            ------------------
    (iii)  Class A-1 Notes Monthly Interest Shortfall
           (after reserve fund draw)	                   					$0.00 	        	0
(D) Class A-2 Notes Monthly Interest
    (i)   Class A-2 Notes Monthly Interest Due				         		$0.00         		0
    (ii)  Class A-2 Notes Monthly Interest Paid
         (after reserve fund draw)		                      				0.00 	        	0
                                                            -------------------
    (iii)  Class A-2 Notes Monthly Interest Shortfall
          (after reserve fund draw)	                       		$0.00 	        	0





(E) Class A-3 Notes Monthly Interest
    (i)   Class A-3 Notes Monthly Interest Due     	$501,914.14   	4.941239133
    (ii)  Class A-3 Notes Monthly Interest Paid
          (after reserve fund draw)		            				501,914.14 	 	4.941239133
                                                    ------------
    (iii)  Class A-3 Notes Monthly Interest Shortfall
           (after reserve fund draw)	                					$0.00 	           	0
(F) Class B Certificates Monthly Interest
    (i)   Class B Certificates Monthly Interest Due 	$64,228.39  		5.291666667
    (ii)  Class B Certificates Monthly Interest Paid
          (after reserve fund draw)	             					64,228.39  		5.291666667
                                                    ------------
    (iii)  Class B Certificates Monthly Interest Shortfall
          (after reserve fund draw)	                  					$0.00           		0
(G) Total Note and Certificate Interest Paid
 (after reserve fund draw)		                     				$566,142.53
(H) Excess Interest					                            	$148,707.83

Principal
(I) Total Principal Collections						              $6,904,474.67
(J) Draw on Reserve Fund for realized losses 				    	115,400.47
(K) Total Amount Available
    for Principal Distribution                    	$7,019,875.14	Per $1,000 of
(L) Class A-1 Notes Monthly Principal							                 	Original Balance
                                                             ------------------
    (i)   Class A-1 Notes Monthly Principal Due			      			0.00            		0
    (ii)  Class A-1 Notes Monthly Principal Paid
          (after reserve fund draw)		                  				0.00 	           	0
                                                       ---------
    (iii)  Class A-1 Notes Monthly Principal Shortfall
           (after reserve fund draw)                 						0.00            		0
(M) Class A-2 Notes Monthly Principal
    (i)   Class A-2 Notes Monthly Principal Due					      	0.00            		0
    (ii)  Class A-2 Notes Monthly Principal Paid
          (after reserve fund draw)		                  				0.00            		0
                                                        --------
    (iii)  Class A-2 Notes Monthly Principal Shortfall
           (after reserve fund draw)                 						0.00            		0
(N) Class A-3 Notes Monthly Principal
    (i)   Class A-3 Notes Monthly Principal Due    	7,019,875.14 		69.10919382
    (ii)  Class A-3 Notes Monthly Principal Paid
          (after reserve fund draw)		           				7,019,875.14 		69.10919382
                                                   --------------
    (iii)  Class A-3 Notes Monthly Principal Shortfall
          (after reserve fund draw)				                   		0.00 	          	0
(O) Class B Certificates Monthly Principal
    (i)   Class B Certificates Monthly Principal Due       	0.00           		0
    (ii)  Class B Certificates Monthly Principal Paid
          (after reserve fund draw)	                   					0.00           		0
                                                       -----------
    (iii)  Class B Certificates Monthly Principal Shortfall
           (after reserve funddraw)			                   		 	0.00 	         	0
(P) Total Note and Certificate Principal Paid					  	7,019,875.14
(Q) Total Distributions			                        			7,678,413.38
(R) Excess Servicing Releases
    from Reserve Account to Servicer				              		33,307.36
(S) Amount of Draw from Reserve Account				          		115,400.47
(T) Draw from Reserve Account
    plus Total Available Amount                     	7,827,121.21

III. POOL BALANCES AND PORTFOLIO INFORMATION
                                      	Beginning	        	End
                                     		of Period	     	of Period
                                     ------------     -----------
(A) Balances and Principal Factors
    (i) Total Portfolio Balance	  	$110,874,857.34   $103,854,982.20
    (ii)   Total Note  and
           Certificate Pool Factor	     	0.3653915       		0.3422573
    (iii)  Class A-1 Notes Balance			        	0.00 	           	0.00
    (iv)   Class A-1 Notes Pool Factor			0.0000000 	      	0.0000000
    (v)    Class A-2 Notes Balance			        	0.00 	           	0.00
    (vi)   Class A-2 Notes Pool Factor			0.0000000        	0.0000000
    (vii)  Class A-3 Notes Balance			98,737,208.34 	  	91,717,333.20
    (viii) Class A-3 Notes Pool Factor				0.9720470 	     	0.9029378
    (ix)   Class B
           Certificates Balane	      	12,137,649.00   	12,137,649.00
    (x)    Class B Certificate
           Pool Factor			                	1.0000000 	     	1.0000000
(B) Portfolio Information
    (i)   Weighted Average Coupon (WAC)			   	8.56%	          	8.56%
	   (ii)  Weighted Average
          Remaining Maturity (WAM) 	       			28.55	months    	27.87 		months
    (iii) Remaining Number of Receivables				18,559 	        	17,705
    (iv)  Portfolio
          Receivable Balance       	$110,874,857.34  $103,854,982.20

IV. RECONCILIATION OF RESERVE ACCOUNT

(A) Beginning Reserve Account Balance							                    	$6,068,824.46
(B) Draw for Realized losses							                                	115,400.47
(C) Draw for Servicing Fee	                                        							0.00
(D) Draw for Class A-1 Notes Interest Amount							                      	0.00
(E) Draw for Class A-2 Notes Interest Amount							                      	0.00
(F) Draw for Class A-3 Notes Interest Amount							                      	0.00
(G) Draw for Class B Certificates Interest Amount							                 	0.00
(H) Total Draw for Losses, Servicing, Notes and Certificates								115,400.47
(I) Excess Interest							                                         	148,707.83
(J) Reserve Account Balance Prior to Release							              	6,102,131.82




(K) Reserve Account Required Amount                              	6,068,824.46
 (L) Final Reserve Account Required Amount							                	6,068,824.46
(M) Reserve Account Release to Servicer							                      	33,307.36
(N) Ending Reserve Account Balance							                        	6,068,824.46

V. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
--------------------------------------------
(A) Aggregate Net Losses before Liquidation Proceeds
    and Recoveries for Collection Period		                   						$115,400.47
(B) Liquidated Contracts
    (i)   Not Used						                                                		0.00
    (ii)  Not Used							                                                	0.00
    (iii) Recoveries on Previously Liquidated Contracts				       			41,167.89
(C) Aggregate Net Losses for Collection Period							               	74,232.58
(D) Net Loss Ratio for Collection Period (annualized)						            		0.83%
(E) Cumulative Net Losses for all Periods							                 	1,580,930.39
(F) Delinquent Receivables
                         			    	Dollar Amount 	        	#  Units
                               -----------------        -----------
    (i)  30-59 Days Delinquent      	1,740,902  	1.68%       	288       	1.63%
    (ii)  60-89 Days Delinquent			    	503,534  	0.48%        	72 	     	0.41%
    (iii) 90 Days or More Delinquent			174,149  	0.17%        	25       	0.14%

(G) Repossessions
                            			 	Dollar Amount 	        	#  Units
                               ----------------         ----------
                                   				260,416  	0.25%        	31      		0.18%

VI. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
-----------------------------------------------------------

(A) Ratio of Net Losses to the Average Pool Balance
    (i) Second Preceding Collection Period							                       	0.66%
    (ii) Preceding Collection Period								                             0.60%
    (iii) Current Collection Period							                              	0.83%
    (iv) Three Month Average (Avg(i,ii,iii))							                     	0.69%

(B) Ratio of Balance of Contracts Delinquent 60 Days or More
    to the Outstanding Balance of Receivables.
    (i) Second Preceding Collection Period							                       	0.62%
    (ii) Preceding Collection Period							                             	0.56%
	   (iii) Current Collection Period	                              							0.65%
    (iv) Three Month Average (Avg(i,ii,iii))							                     	0.61%

(C) Loss and Delinquency Trigger Indicator							        	Trigger was not hit







The undersigned officers of The Boatmen's National Bank of St. Louis, as servicer, pursuant to the Sale and Servicing Agreement hereby certify to the best of their knowledge and belief that the above information is true and correct.





/s/ Carolyn F. Geiger				                           	/s/ Leslie J. Fitzpatrick
---------------------                               --------------------------
Carolyn F. Geiger				                                   	Leslie J. Fitzpatrick
Vice President 				                                     	Senior Vice President
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